UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2013

ITEM 1.                                                 SCHEDULE OF INVESTMENTS.

WESTERN ASSET INVESTMENT GRADE
DEFINED OPPORTUNITY TRUST INC.

FORM N-Q

AUGUST 31, 2013

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES — 93.2%
CONSUMER DISCRETIONARY — 10.3%
Automobiles — 1.9%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$1,140,000	$1,438,757
Ford Motor Co., Senior Notes	4.750%	1/15/43	550,000	488,964
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,173,895
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	780,541
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	380,000	370,956
Total Automobiles				4,253,113
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,290,625
Internet & Catalog Retail — 0.4%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	670,000	667,642
QVC Inc., Senior Secured Notes	4.375%	3/15/23	350,000	327,911
Total Internet & Catalog Retail				995,553
Media — 6.7%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	2,977,030
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,745,051
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,415,625
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	460,000	450,800	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,773,627
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	521,705
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,390,000	1,649,962
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	237,421
UBM PLC, Notes	5.750%	11/3/20	830,000	829,247	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	700,000	713,859
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	910,000	953,225
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,070,137
Total Media				15,337,689
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	274,400
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,377,872
Total Specialty Retail				1,652,272
TOTAL CONSUMER DISCRETIONARY				23,529,252
CONSUMER STAPLES — 4.3%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	563,653
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	590,000	657,224	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	983,665	(a)
Total Beverages				2,204,542
Food Products — 0.5%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	540,000	531,860
Mondelez International Inc., Senior Notes	5.375%	2/10/20	491,000	549,461
Total Food Products				1,081,321
Tobacco — 2.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,314,215
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	651,058
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	535,902
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	527,195
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,220,000	1,070,162

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco — continued
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	$2,000,000	$2,315,640
Total Tobacco				6,414,172
TOTAL CONSUMER STAPLES				9,700,035
ENERGY — 11.4%
Energy Equipment & Services — 0.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	290,000	311,750
Oil, Gas & Consumable Fuels — 11.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	381,593
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	141,438
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	164,792
Apache Corp., Senior Notes	4.750%	4/15/43	840,000	813,999
Arch Coal Inc., Senior Notes	7.000%	6/15/19	440,000	356,400
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,903,159
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,268,265	(a)
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	1,080,000	1,396,282
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	420,000	459,900
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	2,000,000	2,071,734
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	972,016
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,745,736
Hess Corp., Notes	7.875%	10/1/29	440,000	551,619
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	557,437
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,560,438
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	903,197
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	916,762
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	751,562
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	160,000	142,400	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,032,500
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	440,000	389,397
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,128,068
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,730,000	1,615,848
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	266,000
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	50,000	53,286
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	630,000	671,460
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	10,398
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	784,391
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	905,360
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,133,617
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	71,089
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	184,305
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	492,630
Total Oil, Gas & Consumable Fuels				25,797,078
TOTAL ENERGY				26,108,828
FINANCIALS — 35.9%
Capital Markets — 9.6%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	460,000	412,850	(b)(c)
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,868,201
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	1,190,000	1,070,197	(b)
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,759,218
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	597,185
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	512,034
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	931,158
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,854,098
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,152,482
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	670,000	809,056
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	2,007,621
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,137,149
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	218,975

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets — continued
Morgan Stanley, Senior Notes	6.375%	7/24/42	$140,000	$156,084
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,330,000	1,454,062
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	362,769
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	540,000	575,351
Total Capital Markets				21,878,490
Commercial Banks — 6.3%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000	352,350
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	643,387	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	520,800	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	350,000	328,404
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	547,500	(a)(b)(c)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	520,000	527,984	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	580,000	571,300	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,314,275
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	790,000	806,800
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,860,000	1,793,075
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	820,000	853,034
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/17/13	410,000	389,500	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,045,854
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	690,000	677,334
Total Commercial Banks				14,371,597
Consumer Finance — 1.6%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	230,000	221,375	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	270,000	243,675	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,831,752
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,469,325
Total Consumer Finance				3,766,127
Diversified Financial Services — 14.4%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,390,000	1,240,575	(b)(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,325,974
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	198,385
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,494,903
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	930,000	828,921	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	316,138
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,549,218
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	634,571
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,000,000	2,503,222
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,864,145
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	780,000	752,009
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	451,718
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	110,429	(b)(c)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,000,000	1,019,130	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	130,000	140,648
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	3,260,000	3,965,986
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,300,000	1,376,375	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.960%	12/21/65	800,000	688,000	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	440,000	409,415	(b)
ING US Inc., Senior Notes	5.500%	7/15/22	1,260,000	1,349,823
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	926,437
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	227,700
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	367,950
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	735,325	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services — continued
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	$1,200,000	$1,338,000	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	700,000	619,500	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,786,218
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	980,000	983,524
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	536,250	(a)(b)
Total Diversified Financial Services				32,740,489
Insurance — 3.4%
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	180,000	186,750
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,169,144
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	340,486
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	330,000	334,125	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	12/31/13	410,000	400,263	(b)(c)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	120,000	135,600	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	998,503	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,569,390
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	731,197	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,300,120	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	488,172
Total Insurance				7,653,750
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	685,817	(a)
Thrifts & Mortgage Finance — 0.3%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	270,000	283,918
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	450,000	456,328
Total Thrifts & Mortgage Finance				740,246
TOTAL FINANCIALS				81,836,516
HEALTH CARE — 4.9%
Biotechnology — 0.7%
Amgen Inc., Senior Notes	5.150%	11/15/41	1,020,000	996,199
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	480,000	532,684
Total Biotechnology				1,528,883
Health Care Providers & Services — 2.4%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	54,082
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	535,110	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,124,220
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,187,918
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	770,000	710,325	(a)
UnitedHealth Group Inc., Senior Notes	4.250%	3/15/43	600,000	545,546
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,309,506
Total Health Care Providers & Services				5,466,707
Pharmaceuticals — 1.8%
AbbVie Inc., Senior Notes	4.400%	11/6/42	450,000	421,875
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	1,479,000	1,404,998	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	766,873
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,306,953
Zoetis Inc., Senior Notes	4.700%	2/1/43	270,000	255,199	(a)
Total Pharmaceuticals				4,155,898
TOTAL HEALTH CARE				11,151,488

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INDUSTRIALS — 4.5%
Aerospace & Defense — 0.4%
Exelis Inc., Senior Notes	5.550%	10/1/21	$885,000	$883,586
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	865,393
Airlines — 2.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	480,000	480,768	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	4.950%	1/15/23	700,000	693,000	(a)
British Airways PLC, Secured Notes	5.625%	6/20/20	310,000	314,650	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	164,146	178,920
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	592,805	695,064
United Airlines Inc., Pass Through Certificates, Secured Bond	5.375%	8/15/21	400,000	397,000
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	203,045	219,288
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	164,491	187,109
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	293,841	321,755
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	290,000	297,975
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	120,524	135,143
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	240,000	243,480
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	689,600	779,248
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	608,901	636,302
Total Airlines				5,579,702
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	247,762
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	659,860
Total Commercial Services & Supplies				907,622
Electrical Equipment — 0.4%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,030,000	913,643	(a)
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	201,974
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	497,000	500,106
Road & Rail — 0.2%
Kansas City Southern Railway, Senior Notes	4.300%	5/15/43	460,000	408,475	(a)
TOTAL INDUSTRIALS				10,260,501
INFORMATION TECHNOLOGY — 0.5%
Computers & Peripherals — 0.0%
Hewlett-Packard Co., Senior Notes	1.250%	9/13/13	50,000	50,001
Internet Software & Services — 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	260,000	244,400	(a)
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	143,850	(a)
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	420,346

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Software — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	$340,000	$352,750	(a)
TOTAL INFORMATION TECHNOLOGY				1,211,347
MATERIALS — 6.8%
Chemicals — 0.5%
Dow Chemical Co., Senior Notes	4.375%	11/15/42	330,000	291,573
Ecolab Inc., Senior Notes	5.500%	12/8/41	260,000	280,366
LYB International Finance BV, Senior Notes	4.000%	7/15/23	430,000	424,665
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	250,000	263,857
Total Chemicals				1,260,461
Containers & Packaging — 0.6%
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	790,000	812,980
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	560,000	537,974
Total Containers & Packaging				1,350,954
Metals & Mining — 5.7%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,040,000	1,038,960
Barrick Gold Corp., Notes	4.100%	5/1/23	100,000	88,074	(a)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,650,000	1,343,587
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	180,000	176,303
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	500,000	466,516
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	660,000	611,363
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,260,000	1,304,100	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	20,000	18,710	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	210,000	181,693	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	750,000	682,496	(a)
Nucor Corp., Senior Notes	4.000%	8/1/23	580,000	566,790
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,566,634
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	274,300
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	253,200
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,044,087
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,303,033	(a)
Total Metals & Mining				12,919,846
TOTAL MATERIALS				15,531,261
TELECOMMUNICATION SERVICES — 7.6%
Diversified Telecommunication Services — 4.5%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,721,721
AT&T Inc., Senior Notes	5.550%	8/15/41	1,330,000	1,366,349
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	3,030,872
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,543,608
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	425,945
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	200,000	218,651
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	990,292
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	400,000	427,432
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	410,000	415,246
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	210,000	224,402
Total Diversified Telecommunication Services				10,364,518
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,400,000	1,464,557
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,532,746
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,185,891
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,050,000	992,974	(a)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	280,000	327,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wireless Telecommunication Services — continued
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	$390,000	$461,383
Total Wireless Telecommunication Services				6,965,151
TOTAL TELECOMMUNICATION SERVICES				17,329,669
UTILITIES — 7.0%
Electric Utilities — 5.3%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	695,897
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	753,354
FirstEnergy Corp., Notes	7.375%	11/15/31	3,360,000	3,408,360
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	120,000	109,204
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,000,000	2,120,000
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,130,425	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,142,300
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,153,478
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	764,792
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	787,779
Total Electric Utilities				12,065,589
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,948,580
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,254,000
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	645,805
TOTAL UTILITIES				15,913,974
TOTAL CORPORATE BONDS & NOTES (Cost — $196,427,638)				212,572,871
MUNICIPAL BONDS — 0.4%
California — 0.1%
University of California Revenue	4.062%	5/15/33	220,000	197,637
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	40,000	44,477
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	530,000	528,193
Total Illinois				572,670
Pennsylvania — 0.0%
Philadelphia, PA, Authority for Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	100,000	89,352
TOTAL MUNICIPAL BONDS (Cost — $981,489)				859,659
SENIOR LOANS — 1.0%
CONSUMER DISCRETIONARY — 0.4%
Hotels, Restaurants & Leisure — 0.4%
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	815,894	822,693	(d)
INDUSTRIALS — 0.4%
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan E	2.935%	5/2/16	976,803	982,420	(d)
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.184%	3/23/18	401,246	398,425	(d)
TOTAL SENIOR LOANS (Cost — $2,105,646)				2,203,538

See Notes to Schedule of Investments.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SOVEREIGN BONDS — 1.2%
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	$1,000,000	$1,055,650	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	745,000	860,706	(a)
Total Russia				1,916,356
Turkey — 0.4%
Republic of Turkey, Notes	6.000%	1/14/41	500,000	448,750
Republic of Turkey, Notes	4.875%	4/16/43	480,000	375,720
Total Turkey				824,470
TOTAL SOVEREIGN BONDS (Cost — $2,821,245)				2,740,826
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.0%
U.S. Government Obligations — 1.0%
U.S. Treasury Bonds	2.875%	5/15/43	1,693,000	1,441,430
U.S. Treasury Notes	2.000%	7/31/20	10,000	9,880
U.S. Treasury Notes	1.750%	5/15/23	10,000	9,147
U.S. Treasury Notes	2.500%	8/15/23	920,000	900,235
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,338,041)				2,360,692

			SHARES
COMMON STOCKS — 0.5%
FINANCIALS — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc. (Cost - $888,750)			20,943	1,012,175

PREFERRED STOCKS — 1.5%
FINANCIALS — 1.5%
Commercial Banks — 0.1%
U.S. Bancorp	5.150%		7,285	161,217
Consumer Finance — 1.2%
GMAC Capital Trust I	8.125%		105,800	2,804,758	(b)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%		17,525	481,938	(b)
TOTAL PREFERRED STOCKS (Cost — $3,200,158)				3,447,913
TOTAL INVESTMENTS — 98.8% (Cost — $208,762,967#)				225,197,674
Other Assets in Excess of Liabilities — 1.2%				2,790,051
TOTAL NET ASSETS — 100.0%				$227,987,725

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO - General Obligation

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$212,572,871	—	$212,572,871
Municipal bonds	—	859,659	—	859,659
Senior loans	—	2,203,538	—	2,203,538
Sovereign bonds	—	2,740,826	—	2,740,826
U.S. government & agency obligations	—	2,360,692	—	2,360,692
Common stocks	$1,012,175	—	—	1,012,175
Preferred stocks	3,447,913	—	—	3,447,913
Total investments	$4,460,088	$220,737,586	—	$225,197,674
Other financial instruments:
Futures contracts	$8,883	—	—	$8,883
Forward foreign currency contracts	—	$28,245	—	28,245
Total other financial instruments	$8,883	$28,245	—	$37,128
Total	$4,468,971	$220,765,831	—	$225,234,802

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$113,750	—	—	$113,750
Forward foreign currency contracts	—	$65,119	—	65,119
Total	$113,750	$65,119	—	$178,869

† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to schedule of investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment /performance risk.

Notes to schedule of investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

Notes to schedule of investments (unaudited) (continued)

As of August 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $65,119. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,990,030
Gross unrealized depreciation	(3,555,323)
Net unrealized appreciation	$16,434,707

At August 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 2-Year Notes	3	12/13	$659,213	$659,250	$37
U.S. Treasury 5-Year Notes	4	9/13	491,958	482,281	(9,677)
U.S. Treasury 5-Year Notes	30	12/13	3,590,277	3,590,390	113
U.S. Treasury Ultra Long-Term Bonds	8	12/13	1,129,276	1,135,000	5,724
					(3,803)
Contracts to Sell:
U.S. Treasury 10-Year Notes	103	12/13	12,803,978	12,800,969	3,009
U.S. Treasury 30-Year Bonds	73	12/13	9,525,083	9,629,156	(104,073)
					(101,064)
Net unrealized loss on open futures contracts					$(104,867)

At August 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank, N.A.	1,336,145	$1,766,382	11/15/13	$(11,012)
Japanese Yen	Bank of America N.A.	106,500,000	1,084,950	10/25/13	(1,075)
Japanese Yen	Citibank, N.A.	14,700,000	149,754	10/25/13	(133)
					(12,220)
Contracts to Sell:
Euro	Citibank, N.A.	1,336,145	1,766,382	11/15/13	6,529
Japanese Yen	Citibank, N.A.	402,600,000	4,101,417	10/25/13	(52,899)
Japanese Yen	Bank of America N.A.	106,500,000	1,084,950	10/25/13	21,716
					(24,654)
Net unrealized loss on open forward foreign currency contracts					$(36,874)

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$8,883	$(113,750)	—	—	$(104,867)
Foreign Exchange Risk	—	—	$28,245	$(65,119)	(36,874)
Total	$8,883	$(113,750)	$28,245	$(65,119)	$(141,741)

During the period ended August 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy)	$5,214,510
Futures contracts (to sell)	30,664,891
Forward foreign currency contracts (to buy)	3,318,011
Forward foreign currency contracts (to sell)	9,301,575

Average notional balance
Credit default swap contracts (to buy protection) †	$8,759

†At August 31, 2013 there were no open positions held in this derivative.

ITEM 2.                 CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                 EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:  October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:  October 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  October 25, 2013